UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 14, 2008

TWL Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-08924	73-0981865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4101 International Parkway
Carrollton, Texas	75007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 309-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 14, 2008, TWL Corporation (the “Company”) terminated 43 full-time employees and 5 part-time employees. The positions eliminated were in the areas of sales, marketing, administration, accounting, warehousing, customer-care and satellite communications. The Company anticipates saving approximately $2.77mm in total annual salary expenses as a result of these layoffs.

The Company issued a press release on April 17, 2008 announcing these recent developments, a copy of which is attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Name

99.1	Press release issued April 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWL Corporation

April 17, 2008	By:	/s/ Dennis J. Cagan
Name: Dennis J. Cagan
Title: Chief Executive Officer and President